                                                                 EX. 99.906.CERT

Exhibit (b)

                            CERTIFICATION PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Semi-Annual Report of Hilliard-Lyons Government Fund, Inc. (the "Company") on Form N-CSR for the first fiscal half-year ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dianna P. Wengler, Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2005


                                        /s/ Dianna P. Wengler
                                        ----------------------------------------
                                        Dianna P. Wengler
                                        Vice President and Treasurer
                                        (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.

                                                                  EX.99.906 CERT

Exhibit (b)

                            CERTIFICATION PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Semi-Annual Report of Hilliard-Lyons Government Fund, Inc. (the "Company") on Form N-CSR for the first fiscal half-year ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph C. Curry, Jr., President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2005


                                        /s/ Joseph C. Curry, Jr.
                                        ----------------------------------------
                                        Joseph C. Curry, Jr.
                                        President
                                        (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This certification shall not be deemed as filed by the Company for purposes of the Securities Exchange Act of 1934.